UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


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                                    FORM 8-K


                                 CURRENT REPORT

                       PURSUANT TO SECTION 13 OR 15(D) OF
                        THE SECURITIES EXCHANGE ACT 1934

                         DATE OF REPORT: AUGUST 19, 2003


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                             INTELLI-CHECK(R), INC.
             (Exact name of registrant as specified in its charter)

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
DELAWARE                                                            11-3234779
(State or other jurisdiction of
incorporation or organization)          (Commission File Number)    (I.R.S. Employer Identification No.)
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                             246 CROSSWAYS PARK WEST
                            WOODBURY, NEW YORK 11797
                                 (516) 992-1900

    (Address, including zip code, and telephone number, including area code, of registrant's principal executive offices)


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ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

          (c)   Exhibits

          99.1 Press Release dated August 14, 2003 - Intelli-Check, Inc. Reports Second Quarter 2003 Results


ITEM 9. REGULATION FD DISCLOSURE

          In accordance with the interim guidance of the Securities and Exchange Commission, the Company is furnishing the information required by Item 12 of Form 8-K (Results of Operations and Financial Condition) under "Item 9 Regulation FD Disclosure" and information contained in this report (including exhibits hereto) shall not be deemed "filed" for purposes of Section 18 of the Exchange Act of 1934, as amended, or otherwise subject to the liability of that section and shall not be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act of 1934, as amended.

          On August 14, 2003, the Company issued a press release announcing its results of operations and financial condition for the three and six months ended June 30, 2003. The full text of the press release is set forth in Exhibit
99.1 attached hereto.




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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                            INTELLI-CHECK, INC.

                            By: /s/ Frank Mandelbaum
                               ----------------------------
                               Frank Mandelbaum, Chairman of the Board and Chief Executive Officer


                            By: /s/ Edwin Winiarz
                               ---------------------------
                               Edwin Winiarz, Senior Executive Vice President, Treasurer, Chief Financial Officer


Dated: August 19, 2003


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